UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-6629

Western Asset Managed Municipals Fund Inc.
(Exact name of registrant as specified in charter)

55 Water Street, New York, NY			10041
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place, 4th Floor Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 451-2010

Date of fiscal year end:	May 31

Date of reporting period:	November 30, 2008

ITEM 1.  REPORT TO STOCKHOLDERS.

                The Semi-Annual Report to Stockholders is filed herewith.

SEMI-ANNUAL REPORT / NOVEMBER 30, 2008

Western Asset
Managed Municipals
Fund Inc.

(MMU)

Managed by  WESTERN ASSET

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund objective is to seek as high a level of current income exempt from federal income tax as is consistent with preservation of principal.

What’s inside

Letter from the chairman	I

Fund at a glance	1

Schedule of investments	2

Statement of assets and liabilities	14

Statement of operations	15

Statements of changes in net assets	16

Financial highlights	17

Notes to financial statements	18

Board approval of management and subadvisory agreements	23

Additional shareholder information	28

Dividend reinvestment plan	29

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

Dear Shareholder,

Economic growth in the U.S. was mixed during the six-month reporting period ended November 30, 2008. Looking back, during the fourth quarter of 2007, U.S. gross domestic product (“GDP”)i declined 0.2%. This weakness was triggered by problems in the housing market, an ongoing credit crunch and soaring oil and food prices. The economy then expanded 0.9% and 2.8% during the first and second quarters of 2008, respectively. This rebound was due, in part, to rising exports that were buoyed by a weakening U.S. dollar and solid consumer spending, which was aided by the government’s tax rebate program. The dollar’s rally and the end of the rebate program, combined with other strains on the economy, then caused GDP to take a step backward in the third quarter of 2008. According to the U.S. Department of Commerce, third quarter 2008 GDP declined 0.5%.

In early December 2008, after the reporting period ended, the National Bureau of Economic Research (“NBER”) announced that a recession had begun in December 2007. While one definition of a recession is based on having two consecutive quarters of negative growth (which has not yet occurred), the NBER determined that a recession had already started using its definition, which is based on “a significant decline in economic activity spread across the economy, lasting more than a few months, normally visible in production, employment, real income and other indicators.”

Regardless of how one defines a recession, it certainly has felt like we are in the midst of an economic contraction. Consumer spending, which represents approximately two-thirds of GDP, has fallen sharply. During November 2008, sales at U.S. retailers experienced their largest monthly decline in nearly 40 years. In terms of the job market, the U.S. Department of Labor reported that payroll employment declined in each of the 12 months of 2008. During 2008 as a whole, 2.6 million jobs were lost, the largest annual decline since World War II ended in 1945. In addition, at the end of 2008, the unemployment rate had risen to 7.2%, its highest level since January 1993.

Western Asset Managed Municipals Fund Inc.	I

Letter from the chairman continued

Ongoing issues related to the housing and subprime mortgage markets and seizing credit markets prompted the Federal Reserve Board (“Fed”)ii to take aggressive and, in some cases, unprecedented actions. Beginning in September 2007, the Fed reduced the federal funds rateiii from 5.25% to 4.75%. This marked the first such reduction since June 2003. The Fed then reduced the federal funds rate on six additional occasions through April 2008, bringing the federal funds rate to 2.00%. The Fed then shifted gears in the face of mounting inflationary prices and a weakening U.S. dollar. At its meetings in June, August and September 2008, the Fed held rates steady. Then, on October 8, 2008, in a global coordination effort with six central banks around the world, interest rates were cut in an attempt to reduce the strains in the global financial markets. At that time, the Fed lowered the federal funds rate from 2.00% to 1.50%. The Fed again cut rates from 1.50% to 1.00% at its regularly scheduled meeting on October 29, 2008. On December 16, 2008, after the reporting period ended, the Fed cut rates to a range of zero to 0.25%, the lowest level since the Fed started publishing the federal funds rate in 1990. In conjunction with its December meeting, the Fed stated that it “will employ all available tools to promote the resumption of sustainable economic growth and to preserve price stability. In particular, the Committee anticipates that weak economic conditions are likely to warrant exceptionally low levels of the federal funds rate for some time.”

In addition to the interest rate cuts, the Fed took several actions to improve liquidity in the credit markets. In March 2008, the Fed established a new lending program allowing certain brokerage firms, known as primary dealers, to also borrow from its discount window. Also in March, the Fed played a major role in facilitating the purchase of Bear Stearns by JPMorgan Chase. In mid-September 2008, it announced an $85 billion rescue plan for ailing AIG and pumped $70 billion into the financial system as Lehman Brothers’ bankruptcy and mounting troubles at other financial firms roiled the markets.

The U.S. Department of the Treasury has also taken an active role in attempting to stabilize the financial system, as it orchestrated the government’s takeover of mortgage giants Fannie Mae and Freddie Mac in September 2008. In addition, on October 3, 2008, the Treasury’s $700 billion Troubled Asset Relief Program (“TARP”) was approved by Congress and signed into law by President Bush. As part of TARP, the Treasury had planned to purchase bad loans and other troubled financial assets. However, in November 2008, Treasury Secretary Paulson said, “Our assessment at this time is that this is not the most effective way to use TARP funds, but we will continue to examine whether targeted forms of asset purchase can play a useful role, relative to other potential uses of TARP resources, in helping to strengthen our financial system and support lending.”

II	Western Asset Managed Municipals Fund Inc.

During the six-month reporting period ended November 30, 2008, both short- and long-term Treasury yields experienced periods of extreme volatility. Earlier in the year, investors were focused on the subprime segment of the mortgage-backed market. These concerns broadened, however, to include a wide range of financial institutions and markets. As a result, other fixed-income instruments also experienced increased price volatility. This unrest triggered several “flights to quality,” at which times Treasury yields moved lower (and their prices higher), while riskier segments of the market saw their yields move higher (and their prices lower). This was particularly true toward the end of the reporting period, as the turmoil in the financial markets and sharply falling stock prices caused investors to flee securities that were perceived to be risky, even high-quality corporate bonds and high-grade municipal bonds. On several occasions, the yield available from short-term Treasuries fell to nearly zero, as investors were essentially willing to forgo any return potential in order to access the relative safety of government-backed securities. During the six months ended November 30, 2008, two-year Treasury yields fell from 2.66% to 1.00%. Over the same time frame, 10-year Treasury yields moved from 4.06% to 2.93%.

The municipal bond market underperformed its taxable bond counterpart over the six months ended November 30, 2008. Over that period, the Barclays Capital Municipal Bond Indexiv and the Barclays Capital U.S. Aggregate Indexv returned -4.98% and 0.24%, respectively. Even though municipal securities typically hold up fairly well during periods of market volatility, the aforementioned flight to quality into Treasuries negatively impacted the tax-free bond market.

Performance review

For the six months ended November 30, 2008, Western Asset Managed Municipals Fund Inc. returned -14.62% based on its net asset value (“NAV”)vi and -9.90% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, the Barclays Capital Municipal Bond Index, returned -4.98% over the same time frame. The Lipper General Municipal Debt (Leveraged) Closed-End Funds Category Averagevii returned -19.82% for the same period. Please note that Lipper performance returns are based on each fund’s NAV.

During the six-month period, the Fund made distributions to shareholders totaling $0.27 per share, which may have included a return of capital. The performance table shows the Fund’s six-month total return based on its NAV and market price as of November 30, 2008. Past performance is no guarantee of future results.

Western Asset Managed Municipals Fund Inc.	III

Letter from the chairman continued

Certain investors may be subject to the federal alternative minimum tax, and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

PERFORMANCE SNAPSHOT as of November 30, 2008 (unaudited)

PRICE PER SHARE	6-MONTH TOTAL RETURN* (not annualized)
$10.04 (NAV)	-14.62%
$9.77 (Market Price)	-9.90%

All figures represent past performance and are not a guarantee of future results.

*

Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

A special note regarding increased market volatility

In recent months, we have experienced a series of events that have impacted the financial markets and created concerns among both novice and seasoned investors alike. In particular, we have witnessed the failure and consolidation of several storied financial institutions, periods of heightened market volatility, and aggressive actions by the U.S. federal government to steady the financial markets and restore investor confidence. While we hope that the worst is over in terms of the issues surrounding the credit and housing crises, it is likely that the fallout will continue to impact the financial markets and the U.S. economy well into 2009.

Like all asset management firms, Legg Mason has not been immune to these difficult and, in some ways, unprecedented times. However, today’s challenges have only strengthened our resolve to do everything we can to help you reach your financial goals. Now, as always, we remain committed to providing you with excellent service and a full spectrum of investment choices. And rest assured, we will continue to work hard to ensure that our investment managers make every effort to deliver strong long-term results.

We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our enhanced website, www.leggmason.com/cef. Here you can gain immediate access to many special features to help guide you through difficult times, including:

•  Fund prices and performance,

•  Market insights and commentaries from our portfolio managers, and

•  A host of educational resources.

IV	Western Asset Managed Municipals Fund Inc.

During periods of market unrest, it is especially important to work closely with your financial advisor and remember that reaching one’s investment goals unfolds over time and through multiple market cycles. Time and again, history has shown that, over the long run, the markets have eventually recovered and grown.

Information about your fund

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

Looking for additional information?

The Fund is traded under the symbol “MMU” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XMMUX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites, as well as www.leggmason.com/cef.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

January 9, 2009

Western Asset Managed Municipals Fund Inc.	V

Letter from the chairman continued

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Fixed-income investments are subject to interest rate risk. As interest rates rise, the price of fixed-income investments declines. Lower-rated, higher-yielding bonds are subject to greater credit risk than higher-rated investment grade securities. Derivatives are subject to a number of risks such as liquidity risk, interest rate risk, credit risk, leveraging risk, management risk, and may disproportionately increase losses and could have a potentially large impact on Fund performance.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.
ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv	The Barclays Capital (formerly Lehman Brothers) Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more.
[v]

The Barclays Capital (formerly Lehman Brothers) U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi

Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

vii

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended November 30, 2008, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 60 funds in the Fund’s Lipper category.

VI	Western Asset Managed Municipals Fund Inc.

Fund at a glance (unaudited)

INVESTMENT BREAKDOWN (%) As a percent of total investments — November 30, 2008

Western Asset Managed Municipals Fund Inc. 2008 Semi-Annual Report	1

Schedule of investments (unaudited)

November 30, 2008

WESTERN ASSET MANAGED MUNICIPALS FUND INC.

FACE AMOUNT	SECURITY	VALUE
MUNICIPAL BONDS — 100.0%
	Arizona — 3.7%
$3,705,000	Greater Arizona Development Authority, Development Authority Infrastructure Revenue, Pinal County Road Project, MBIA, 5.000% due 8/1/19	$3,814,038
4,000,000	Mesa, AZ, IDA, Revenue, Discovery Health Systems, MBIA, 5.625% due 1/1/29(a)	4,195,120
	Phoenix, AZ:
3,000,000	Civic Improvement Corp. Airport Revenue, Senior Lien, FGIC, 5.250% due 7/1/22(b)	2,595,000
1,000,000	GO, 5.000% due 7/1/27(a)	1,022,620
	Salt Verde, AZ Financial Corp., Gas Revenue:
10,000,000	5.000% due 12/1/32	6,638,700
10,040,000	5.000% due 12/1/37	6,430,520
	Total Arizona	24,695,998
	California — 9.4%
1,170,000	California EFA Revenue, 5.625% due 7/1/23	945,360
	California Housing Finance Agency Revenue, Home Mortgage:
3,100,000	4.700% due 8/1/24(b)	2,336,997
10,000,000	4.800% due 8/1/37(b)	6,872,800
5,000,000	California State Department of Veterans Affairs, Home Purchase Revenue, AMBAC, 5.350% due 12/1/27	4,505,750
9,500,000	California Statewide CDA Revenue, St. Joseph Health System, FGIC, 5.750% due 7/1/47	8,270,605
7,375,000	Garden Grove, CA, Agency for Community Development, Tax Allocation, Refunding, AMBAC, 5.000% due 10/1/29	6,042,559
6,000,000	Golden State Tobacco Securitization Corp., CA, Tobacco Settlement Revenue, 6.750% due 6/1/39(a)	6,858,060
6,000,000	Long Beach, CA, Bond Finance Authority, Natural Gas Purpose Revenue, 5.500% due 11/15/28	4,465,020
7,250,000	Los Angeles, CA, Convention & Exhibition Center Authority Lease Revenue, 5.125% due 8/15/22	7,078,683
3,340,000	Rancho Cucamonga, CA, RDA, Tax Allocation, Rancho Redevelopment Projects, MBIA, 5.125% due 9/1/30	2,952,059
1,145,000	Sacramento County, CA, COP, Unrefunded Balance, Public Facilities Project, MBIA, 5.375% due 2/1/19	1,145,034
5,000,000	San Diego, CA, USD GO, FSA, 5.000% due 7/1/28	5,297,200
3,000,000	San Mateo County Community College District, COP, MBIA, 5.000% due 10/1/25(a)	3,366,210
2,500,000	Santa Clara, CA, RDA, Tax Allocation, Bayshore North Project, MBIA, 5.000% due 6/1/23	2,344,325
	Total California	62,480,662

See Notes to Financial Statements.

2	Western Asset Managed Municipals Fund Inc. 2008 Semi-Annual Report

WESTERN ASSET MANAGED MUNICIPALS FUND INC.

FACE AMOUNT	SECURITY	VALUE
	Colorado — 9.1%
	Colorado Educational & Cultural Facilities Authority Revenue, University of Denver Project, AMBAC:
$2,050,000	5.375% due 3/1/23(a)	$2,202,458
1,950,000	5.375% due 3/1/23(a)	2,095,022
4,000,000	Colorado Health Facilities Authority Revenue, Remarketed 7/8/98, 5.350% due 8/1/15(c)	4,064,200
	Denver, CO, City & County Airport Revenue:
10,945,000	6.125% due 11/15/25(b)(c)	11,760,074
13,630,000	Unrefunded Balance, 6.125% due 11/15/25(b)	13,551,355
1,700,000	El Paso County, CO, COP, Detention Facility Project, AMBAC, 5.000% due 12/1/23	1,589,109
	Garfield County, CO, GO, School District No. 2, FSA, State Aid Withholding:
2,300,000	5.000% due 12/1/23	2,287,994
1,000,000	5.000% due 12/1/25	976,510
17,000,000	Public Authority for Colorado Energy, Natural Gas Purchase Revenue, 6.500% due 11/15/38	13,790,570
7,320,000	University of Colorado, COP, Master Lease Purchase Agreement, AMBAC, 5.000% due 6/1/28 (a)	7,969,796
	Total Colorado	60,287,088
	Connecticut — 0.1%
970,000	Connecticut State, HEFA Revenue, Child Care Facilities Project, AMBAC, 5.625% due 7/1/29	922,887
	Delaware — 1.5%
10,000,000	Delaware State, EDA Revenue, PCR, Refunding, Delmarva Project, AMBAC, 5.200% due 2/1/19	9,968,100
	District of Columbia — 4.8%
35,000,000	District of Columbia, Hospital Revenue, Childrens Hospital Obligation, FSA, 5.450% due 7/15/35	32,023,600
	Florida — 4.8%
5,000,000	Florida State Board of Education, Capital Outlay, GO, Public Education, Refunding, FSA, 5.000% due 6/1/24	4,915,350
1,465,000	Florida State Department of Transportation, GO, Right of Way Project, FGIC, 5.000% due 7/1/25	1,424,727
	Jacksonville, FL:
3,305,000	Electric Authority, Electric System Revenue, 5.000% due 10/1/28	3,073,187
5,620,000	Health Facilities Authority Revenue, Brooks Health System, 5.250% due 11/1/38	4,223,037
6,500,000	Martin County, FL, IDA Revenue, Indiantown Cogeneration Project, 7.875% due 12/15/25(b)	5,784,090
1,290,000	Miami Beach, FL, Stormwater Revenue, FGIC, 5.375% due 9/1/30	1,255,222
4,545,000	Orange County, FL, Health Facilities Authority Revenue, Hospital-Orlando Regional Healthcare, 5.000% due 11/1/35	3,980,920

See Notes to Financial Statements.

Western Asset Managed Municipals Fund Inc. 2008 Semi-Annual Report	3

Schedule of investments (unaudited) continued

November 30, 2008

WESTERN ASSET MANAGED MUNICIPALS FUND INC.

FACE AMOUNT	SECURITY	VALUE
	Florida — 4.8% continued
$5,000,000	Orlando, FL, State Sales Tax Payments Revenue, 5.000% due 8/1/32	$4,646,000
2,500,000	South Brevard, FL, Recreational Facilities Improvement, Special District, AMBAC, 5.000% due 7/1/20	2,349,000
	Total Florida	31,651,533
	Georgia — 4.5%
6,275,000	Atlanta, GA, Development Authority Educational Facilities Revenue, Science Park LLC Project, 5.000% due 7/1/39	5,084,382
2,000,000	LaGrange-Troup County, GA, Hospital Authority Revenue, Anticipation Certificates, GO, 5.500% due 7/1/38	1,679,360
	Main Street Natural Gas Inc., GA, Gas Project Revenue:
4,000,000	5.000% due 3/15/22	2,938,480
12,750,000	5.500% due 9/15/24	9,660,165
5,205,000	5.500% due 9/15/27	3,811,413
	Private Colleges & Universities Authority Revenue, Mercer University Project:
2,180,000	5.750% due 10/1/21(a)	2,424,291
	Refunding:
2,000,000	5.250% due 10/1/25	1,543,440
1,000,000	5.375% due 10/1/29	744,730
2,000,000	Savannah, GA, EDA, Revenue, College of Arts & Design Inc. Project, 6.900% due 10/1/29(a)	2,127,960
	Total Georgia	30,014,221
	Hawaii — 0.6%
4,000,000	Hawaii State, Department of Budget & Finance, Special Purpose Revenue, Kaiser Permanente, 5.100% due 3/1/14(c)	4,071,120
	Illinois — 3.9%
4,095,000	Chicago, IL, Refunding GO, FGIC, 5.500% due 1/1/35	3,978,866
2,445,000	Illinois Finance Authority Revenue, Advocate Health Care & Hospitals Corp. Network, 6.250% due 11/1/28	2,352,994
12,530,000	Illinois Finance Authority, Revenue, Alexian, FSA, 5.500% due 1/1/28	11,193,926
8,000,000	Illinois Health Facilities Authority Revenue, Order of Saint Francis Healthcare System, 6.250% due 11/15/29(a)	8,459,520
	Total Illinois	25,985,306
	Indiana — 0.7%
5,000,000	Indianapolis, IN, Thermal Energy System, 5.000% due 10/1/25(d)	4,807,050
	Iowa — 0.3%
2,500,000	Iowa Finance Authority Single Family Mortgage Revenue, GNMA/FNMA, 4.900% due 7/1/31(b)	1,800,700
	Kentucky — 3.4%
10,000,000	Kentucky State Municipal Power Agency, Power System Revenue, Prairie State Project, MBIA, 5.250% due 9/1/42	9,399,100

See Notes to Financial Statements.

4	Western Asset Managed Municipals Fund Inc. 2008 Semi-Annual Report

WESTERN ASSET MANAGED MUNICIPALS FUND INC.

FACE AMOUNT	SECURITY	VALUE
	Kentucky — 3.4% continued
	Louisville & Jefferson County, KY:
$13,000,000	Metro Government Health System Revenue, Norton Healthcare Inc., 5.250% due 10/1/36	$9,159,280
5,000,000	Metropolitan Government Health Facilities Revenue, Jewish Hospital St. Mary’s Healthcare, 6.125% due 2/1/37	4,248,350
	Total Kentucky	22,806,730
	Maine — 0.2%
1,770,000	Maine State Housing Authority Mortgage Revenue, 5.300% due 11/15/23	1,621,143
	Maryland — 1.3%
	Baltimore, MD, Project Revenue, Refunding, Wastewater Projects, FGIC:
2,500,000	5.125% due 7/1/32	2,342,400
3,385,000	5.200% due 7/1/32	3,204,580
3,075,000	Maryland State Health & Higher EFA Revenue, Johns Hopkins Hospital Issue, 5.000% due 11/15/26(a)	3,388,619
	Total Maryland	8,935,599
	Massachusetts — 2.1%
2,430,000	Massachusetts Bay Transportation Authority, Sales Tax Revenue, 5.500% due 7/1/30(a)(e)	2,577,817
1,125,000	Massachusetts DFA Revenue, Merrimack College Issue, MBIA, 5.200% due 7/1/32	958,129
6,000,000	Massachusetts Educational Financing Authority Education Loan Revenue, 6.125% due 1/1/22(b)	5,859,480
3,500,000	Massachusetts State DFA Revenue, Boston University, AMBAC, 5.000% due 10/1/39	3,008,670
1,500,000	Massachusetts State, HEFA Revenue, Berklee College of Music, 5.000% due 10/1/32	1,300,665
	Total Massachusetts	13,704,761
	Michigan — 1.9%
	Michigan State, COP, AMBAC:
2,345,000	5.500% due 6/1/19(a)(e)	2,478,454
6,000,000	5.500% due 6/1/27(a)	6,341,460
1,500,000	Michigan State Hospital Finance Authority Revenue, Refunding, Trinity Health Credit, 5.375% due 12/1/23	1,364,970
3,000,000	Michigan State, Housing Development Authority, Rental Housing Revenue, 5.300% due 10/1/26 (b)	2,361,630
	Total Michigan	12,546,514
	Minnesota — 1.4%
1,500,000	Dakota County, MN, CDA, MFH Revenue, Southfork Apartments, FNMA-Collateralized, 5.625% due 2/1/26	1,344,765
7,000,000	Minneapolis, MN, Healthcare System Revenue, Allina Health System, 6.000% due 11/15/23(a)	7,899,080
310,000	Minnesota State Housing Financing Agency, Single-Family Mortgage, 5.500% due 1/1/17	295,275
	Total Minnesota	9,539,120

See Notes to Financial Statements.

Western Asset Managed Municipals Fund Inc. 2008 Semi-Annual Report	5

Schedule of investments (unaudited) continued

November 30, 2008

WESTERN ASSET MANAGED MUNICIPALS FUND INC.

FACE AMOUNT	SECURITY	VALUE
	Mississippi — 0.6%
$4,000,000	Mississippi Development Bank, Special Obligation, Capital Projects & Equipment Program, AMBAC, 5.625% due 7/1/31	$3,670,720
	Missouri — 0.9%
1,500,000	Greene County, MO, Reorganized School District No. 8, GO, Missouri State Aid Direct Deposit Program, FSA, 5.100% due 3/1/22	1,595,670
5,000,000	Platte County, MO, IDA Revenue, Refunding & Improvement Zona Rosa Retail Project, 5.000% due 12/1/32	4,460,850
	Total Missouri	6,056,520
	Montana — 1.2%
9,550,000	Montana State Board of Investment, Resource Recovery Revenue, Yellowstone Energy LP Project, 7.000% due 12/31/19(b)	8,249,290
	Nebraska — 0.4%
3,000,000	Nebraska Public Power Generation Agency Revenue, Whelan Energy Center Unit 2-A, AMBAC, 5.000% due 1/1/25	2,765,010
	Nevada — 1.5%
12,750,000	Reno, NV, Hospital Revenue, Washoe Medical Centre, FSA, 5.500% due 6/1/33	10,044,705
	New Jersey — 8.7%
	New Jersey Health Care Facilities Financing Authority Revenue:
3,875,000	Englewood Hospital, FHA/MBIA, 5.000% due 8/1/23	3,360,865
8,000,000	Robert Wood Johnson University Hospital, 5.700% due 7/1/20	7,617,440
2,395,000	New Jersey State Highway Authority, Garden State Parkway General Revenue, 5.625% due 1/1/30(a)	2,529,096
	New Jersey State:
3,125,000	EDA, PCR, Refunding, PSEG Power LLC Project, 5.000% due 3/1/12	3,068,719
10,000,000	Higher Education Assistance Authority, Student Loan Revenue, Student Loan, 6.125% due 6/1/30(b)	9,197,300
7,000,000	Housing & Mortgage Finance Agency Revenue, 6.375% due 10/1/28	7,016,940
24,000,000	Transportation Trust Fund Authority, 5.875% due 12/15/38	23,485,920
1,350,000	South Jersey Port Corp., New Jersey Revenue, Refunding, 5.000% due 1/1/26	1,271,524
	Total New Jersey	57,547,804
	New Mexico — 0.8%
395,000	New Mexico Mortgage Financing Authority, Single-Family Mortgage Revenue, 5.625% due 9/1/28(e)	362,882
5,000,000	New Mexico State Hospital Equipment Loan Council Hospital Revenue, Presbyterian Healthcare Services, 6.125% due 8/1/28	4,742,900
	Total New Mexico	5,105,782
	New York — 10.2%
	Liberty, NY, Development Corporation Revenue, Goldman Sachs Headquarters:
13,000,000	5.250% due 10/1/35	9,302,800
9,735,000	5.500% due 10/1/37	7,192,510

See Notes to Financial Statements.

6	Western Asset Managed Municipals Fund Inc. 2008 Semi-Annual Report

WESTERN ASSET MANAGED MUNICIPALS FUND INC.

FACE AMOUNT	SECURITY	VALUE
	New York — 10.2% continued
$31,570,000	Long Island Power Authority, NY, Electric System Revenue, 6.000% due 5/1/33	$ 31,209,155
	New York City, NY:
5,100,000	Housing Development Corp. Revenue, Capital Fund Package, New York City Housing Authority, FGIC, 5.000% due 7/1/25	4,607,085
6,000,000	Municipal Water Finance Authority, Water & Sewer System Revenue, 5.250% due 6/15/25	6,009,420
	New York State Dormitory Authority Revenue:
5,000,000	State University Educational Facility, FSA, 5.500% due 5/15/30(a)	5,336,200
1,000,000	Willow Towers Inc. Project, GNMA-Collateralized, 5.250% due 2/1/22	980,390
3,000,000	New York State Thruway Authority, Highway & Bridge, Transportation Fund, FGIC, 5.400% due 4/1/17(a)	3,181,350
	Total New York	67,818,910
	North Carolina — 1.0%
1,750,000	Charlotte, NC, COP, Governmental Facilities Projects, 5.000% due 6/1/28	1,662,202
1,615,000	Harnett County, NC, GO, Refunded Custody Receipts, AMBAC, 5.250% due 6/1/24	1,623,398
1,000,000	Iredell County, NC, COP, Iredell County School Project, FSA, 5.000% due 6/1/28	947,520
	North Carolina Capital Facilities Finance Agency, Educational Facilities Revenue, Elizabeth City State University Housing Foundation LLC Project, AMBAC:
1,000,000	5.000% due 6/1/23	983,810
1,250,000	5.000% due 6/1/33	1,152,250
	Total North Carolina	6,369,180
	North Dakota — 1.9%
14,125,000	North Dakota State Housing Finance Agency Revenue, Housing Finance Program, Home Mortgage Finance, 5.625% due 1/1/39	12,447,939
	Ohio — 5.0%
3,000,000	Cuyahoga County, OH, Hospital Revenue, University Hospitals Health System Inc., AMBAC, 5.500% due 1/15/30(a)	3,107,790
1,000,000	Garfield Heights, OH, City School District, School Improvement, FSA, 5.000% due 12/15/22	1,000,860
	Hamilton County, OH:
2,000,000	Hospital Facilities Revenue, Cincinnati Childrens Hospital, FGIC, 5.250% due 5/15/23	1,675,940
5,075,000	Sales Tax Revenue, AMBAC, 5.250% due 12/1/32	4,913,615
7,500,000	Lorain County, OH, Hospital Revenue, Catholic Healthcare Partners, 5.375% due 10/1/30	6,571,950
5,990,000	Lucas County, OH, Hospital Revenue, Promedica Healthcare Obligation Group, AMBAC, 5.375% due 11/15/29	4,609,245
3,025,000	Muskingum County, OH, GO, Refunding & County Facilities Improvement, MBIA, 5.125% due 12/1/19	3,067,259
1,805,000	Ohio State Revenue, Revitalization Project, AMBAC, 5.000% due 4/1/21	1,796,661

See Notes to Financial Statements.

Western Asset Managed Municipals Fund Inc. 2008 Semi-Annual Report	7

Schedule of investments (unaudited) continued

November 30, 2008

WESTERN ASSET MANAGED MUNICIPALS FUND INC.

FACE AMOUNT	SECURITY	VALUE
	Ohio — 5.0% continued
$1,500,000	Steubenville, OH, Hospital Revenue, 6.375% due 10/1/20(a)	$ 1,619,130
	Summit County, OH, GO, FGIC:
1,000,000	5.000% due 12/1/21	1,006,580
500,000	5.000% due 12/1/22	500,215
1,500,000	Trumbull County, OH, GO, MBIA, 5.200% due 12/1/20	1,531,035
1,500,000	Warrensville Heights, OH, GO, City School District, School Improvements, FGIC, 5.625% due 12/1/20(a)(e)	1,608,570
	Total Ohio	33,008,850
	Oregon — 1.6%
3,210,000	Clackamas County, OR, Hospital Facilities Authority Revenue, Legacy Health System, 5.750% due 5/1/16	3,279,432
1,680,000	Oregon State Housing & Community Services Department, Mortgage Revenue, Single-Family Mortgage Program, 5.050% due 7/1/26(b)	1,315,407
3,980,000	Oregon State Veterans Welfare, GO, 5.500% due 12/1/42	3,361,110
2,000,000	Portland, OR, Economic Development Revenue, Broadway Housing LLC Project, 6.500% due 4/1/35	1,893,980
1,000,000	Umatilla County, OR, Hospital Facility Authority Revenue, Catholic Health Initiatives, 5.000% due 5/1/32	817,670
	Total Oregon	10,667,599
	South Carolina — 2.2%
	Berkeley County, SC:
10,000,000	PCR, Refunding, SC Generating Co. Project, 4.875% due 10/1/14	9,692,600
2,025,000	Water & Sewer Revenue, FSA, 5.000% due 6/1/23	1,994,240
3,000,000	South Carolina Transportation Infrastructure Bank Revenue, Refunding, AMBAC, 5.000% due 10/1/23	2,841,570
	Total South Carolina	14,528,410
	Tennessee — 2.4%
955,000	Hardeman County, TN, Correctional Facilities Corp., Correctional Facilities Revenue, 7.750% due 8/1/17	918,863
5,420,000	Memphis-Shelby County, TN, Sports Authority Income Revenue, Memphis Arena Project, AMBAC, 5.125% due 11/1/21(a)	5,944,764
	Tennessee Energy Acquisition Corp., Gas Revenue:
4,590,000	5.250% due 9/1/22	3,414,455
3,000,000	5.000% due 2/1/27	1,896,300
5,170,000	Tennessee Housing Development Agency, Home Ownership Program, 4.950% due 1/1/37(b)	3,725,140
	Total Tennessee	15,899,522
	Texas — 4.8%
5,000,000	Brazos River Authority Texas PCR, TXU Co., 8.250% due 5/1/33(b)(f)	3,461,700
5,000,000	Brazos River, TX, Harbor Navigation District, Brazoria County Environmental, Dow Chemical Co. Project, 5.950% due 5/15/33(b)(d)	3,816,150

See Notes to Financial Statements.

8	Western Asset Managed Municipals Fund Inc. 2008 Semi-Annual Report

WESTERN ASSET MANAGED MUNICIPALS FUND INC.

FACE AMOUNT	SECURITY	VALUE
	Texas — 4.8% continued
	Dallas-Fort Worth, TX:
$5,000,000	International Airport Facilities Improvement Corp. Revenue, American Airlines Inc., Guarantee Agreement, 6.375% due 5/1/35(b)	$ 1,897,200
5,000,000	International Airport Revenue, MBIA, 6.000% due 11/1/23(b)	4,548,600
1,000,000	Harris County, TX, Health Facilities Development Corp., School Health Care System, Revenue, 5.750% due 7/1/27(c)	1,047,080
	North Texas Tollway Authority Revenue:
5,000,000	5.750% due 1/1/33	4,322,550
15,000,000	5.750% due 1/1/40	12,733,800
	Total Texas	31,827,080
	Virginia — 0.5%
3,000,000	Chesterfield County, VA, IDA, PCR, Virginia Electric & Power Co., Remarketed 11/8/02, 5.875% due 6/1/17	3,054,630
	West Virginia — 0.5%
	West Virginia State Housing Development Fund, Housing Finance Revenue:
3,845,000	5.300% due 5/1/24	3,395,673
280,000	5.350% due 11/1/27	240,627
	Total West Virginia	3,636,300
	Wisconsin — 0.4%
	Wisconsin State HEFA Revenue:
1,100,000	Kenosha Hospital & Medical Center Project, 5.700% due 5/15/20	1,063,205
1,250,000	Medical College of Wisconsin Inc. Project, MBIA, 5.400% due 12/1/16	1,251,825
	Total Wisconsin	2,315,030
	Wyoming — 1.7%
13,890,000	Wyoming CDA, Housing Revenue, 5.600% due 6/1/35(b)	10,973,239
	TOTAL INVESTMENTS — 100.0% (Cost — $716,346,589#)	$ 663,848,652

(a)         Pre-Refunded bonds are escrowed with U.S. government obligations and/or U.S. government agency securities and are considered by the investment manager to be triple-A rated even if issuer has not applied for new ratings.

(b)        Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(c)         Bonds are escrowed to maturity by government securities and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(d)        Variable rate security. Interest rate disclosed is that which is in effect at November 30, 2008.

(e)         All or a portion of this security is held at the broker as collateral for open futures contracts.

(f)           Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

#            Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Financial Statements.

Western Asset Managed Municipals Fund Inc. 2008 Semi-Annual Report	9

Schedule of investments (unaudited) continued

November 30, 2008

WESTERN ASSET MANAGED MUNICIPALS FUND INC.

Abbreviations used in this schedule:

AMBAC	–	Ambac Assurance Corporation - Insured Bonds
CDA	–	Community Development Authority
COP	–	Certificate of Participation
DFA	–	Development Finance Agency
EDA	–	Economic Development Authority
EFA	–	Educational Facilities Authority
FGIC	–	Financial Guaranty Insurance Company - Insured Bonds
FHA	–	Federal Housing Administration
FNMA	–	Federal National Mortgage Association
FSA	–	Financial Security Assurance - Insured Bonds
GNMA	–	Government National Mortgage Association
GO	–	General Obligation
HEFA	–	Health & Educational Facilities Authority
IDA	–	Industrial Development Authority
MBIA	–	Municipal Bond Investors Assurance Corporation - Insured Bonds
MFH	–	Multi-Family Housing
PCR	–	Pollution Control Revenue
RDA	–	Redevelopment Agency
USD	–	Unified School District

SUMMARY OF INVESTMENTS BY INDUSTRY*

Pre-refunded/escrowed to maturity	19.4%
Hospitals	17.6
Industrial development	14.0
Electric	10.7
Housing	9.8
Transportation	9.1
Education	4.7
Special Tax	4.3
Local general obligation	2.8
Water & sewer	2.2
Leasing	1.9
State general obligation	1.2
Resource recovery	1.2
Other revenue	1.1
100.0%

*  As a percentage of total investments. Please note that Fund holdings are as of November 30, 2008 and are subject to change.

See Notes to Financial Statements.

10	Western Asset Managed Municipals Fund Inc. 2008 Semi-Annual Report

WESTERN ASSET MANAGED MUNICIPALS FUND INC.

RATINGS TABLE†

S&P/Moody’s‡
AAA/Aaa	21.2%
AA/ Aa	34.4
A	36.8
BBB/Baa	3.8
BB/Ba	1.0
CCC/Caa	0.8
NR	2.0
100.0%

†  As a percentage of total investments.

‡  S&P primary rating; then Moody’s.

See pages 12 and 13 for definitions of ratings.

See Notes to Financial Statements.

Western Asset Managed Municipals Fund Inc. 2008 Semi-Annual Report	11

Bond ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) – Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA	–	Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA	–	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A	–

Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	–

Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC, CC and C	–

Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	–	Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service (“Moody’s”) – Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa	–

Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes can be visualized as most unlikely to impair the fundamentally strong position of such issues.

Aa	–

Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A	–

Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa	–

Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	–

Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

12	Western Asset Managed Municipals Fund Inc. 2008 Semi-Annual Report

B	–

Bonds rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	–	Bonds rated “Caa” are of poor standing. These may be in default, or present elements of danger may exist with respect to principal or interest.
Ca	–	Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.
C	–	Bonds rated “C” are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
NR	–	Indicates that the bond is not rated by Standard & Poor’s or Moody’s.

Short-term security ratings (unaudited)

SP-1	–

Standard & Poor’s highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1	–

Standard & Poor’s highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1	–	Moody’s highest rating for issues having a demand feature – VRDO.
MIG1	–	Moody’s highest rating for short-term municipal obligations.
P-1	–	Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

Western Asset Managed Municipals Fund Inc. 2008 Semi-Annual Report	13

Statement of assets and liabilities (unaudited)

November 30, 2008

ASSETS:
Investments, at value (Cost — $716,346,589)	$663,848,652
Interest receivable	11,128,965
Receivable for securities sold	120,535
Prepaid expenses	47,392
Total Assets	675,145,544
LIABILITIES:
Payable for securities purchased	2,369,132
Due to custodian	1,013,476
Investment management fee payable	310,068
Payable to broker — variation margin on open futures contracts	279,281
Distributions payable to Auction Rate Cumulative Preferred Stockholders	50,373
Directors’ fees payable	16,552
Accrued expenses	87,033
Total Liabilities	4,125,915
Series M, T, W, Th, and F Auction Rate Cumulative Preferred Stock (2,000 shares authorized and issued at $25,000 for each share) (Note 5)	250,000,000
TOTAL NET ASSETS	$421,019,629
NET ASSETS:
Par value ($0.001 par value; 41,915,511 common shares issued and outstanding; 500,000,000 common shares authorized)	$ 41,916
Paid-in capital in excess of par value	509,780,980
Undistributed net investment income	2,289,233
Accumulated net realized loss on investments and futures contracts	(37,560,093)
Net unrealized depreciation on investments and futures contracts	(53,532,407)
TOTAL NET ASSETS	$421,019,629
Shares Outstanding	41,915,511
Net Asset Value	$10.04

See Notes to Financial Statements.

14	Western Asset Managed Municipals Fund Inc. 2008 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended November 30, 2008

INVESTMENT INCOME:
Interest	$ 20,055,594
EXPENSES:
Investment management fee (Note 3)	1,994,072
Auction participation fees (Note 5)	313,580
Legal fees	153,003
Directors’ fees	83,064
Shareholder reports	46,166
Audit and tax	30,285
Stock exchange listing fees	19,380
Auction agent fees	13,790
Transfer agent fees	12,067
Custody fees	5,726
Insurance	4,568
Rating agency fees	1,743
Miscellaneous expenses	7,366
Total Expenses	2,684,810
NET INVESTMENT INCOME	17,370,784
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS (NOTES 1 AND 4):
Net Realized Gain (Loss) From:
Investment transactions	4,878,816
Futures contracts	(7,123,269)
Net Realized Loss	(2,244,453)
Change in Net Unrealized Appreciation/Depreciation From:
Investments	(82,651,807)
Futures contracts	(1,345,493)
Change in Net Unrealized Appreciation/Depreciation	(83,997,300)
NET LOSS ON INVESTMENTS AND FUTURES CONTRACTS	(86,241,753)
Distributions Paid to Auction Rate Cumulative Preferred Stockholders From Net Investment Income (Note 1)	(4,543,652)
DECREASE IN NET ASSETS FROM OPERATIONS	$(73,414,621)

See Notes to Financial Statements.

Western Asset Managed Municipals Fund Inc. 2008 Semi-Annual Report	15

Statements of changes in net assets

FOR THE SIX MONTHS ENDED NOVEMBER 30, 2008 (unaudited) AND THE YEAR ENDED MAY 31, 2008	November 30	May 31
OPERATIONS:
Net investment income	$ 17,370,784	$ 32,571,697
Net realized gain (loss)	(2,244,453)	8,277,119
Change in net unrealized appreciation/depreciation	(83,997,300)	(7,513,027)
Distributions paid to Auction Rate Cumulative Preferred Stockholders from net investment income	(4,543,652)	(9,421,046)
Increase (Decrease) in Net Assets From Operations	(73,414,621)	23,914,743
DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS FROM (NOTE 1):
Net investment income	(11,317,188)	(22,634,376)
Decrease in Net Assets From Distributions to Common Stock Shareholders	(11,317,188)	(22,634,376)
INCREASE (DECREASE) IN NET ASSETS	(84,731,809)	1,280,367
NET ASSETS:
Beginning of period	505,751,438	504,471,071
End of period*	$421,019,629	$505,751,438
* Includes undistributed net investment income of:	$2,289,233	$779,289

See Notes to Financial Statements.

16	Western Asset Managed Municipals Fund Inc. 2008 Semi-Annual Report

Financial highlights

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED MAY 31, UNLESS OTHERWISE NOTED:

	2008[1]	2008	2007	2006	2005	2004
NET ASSET VALUE, BEGINNING OF PERIOD	$12.07	$12.04	$11.96	$11.73	$11.73	$11.82
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.41	0.78	0.77	0.75	0.72	0.74
Net realized and unrealized gain (loss)	(2.06)	0.01	0.08	0.20	0.03	(0.07)
Distributions paid to Auction Rate Preferred Cumulative Stockholders from net investment income	(0.11)	(0.22)	(0.22)	(0.17)	(0.10)	(0.06)
Total income (loss) from operations	(1.76)	0.57	0.63	0.78	0.65	0.61
DISTRIBUTIONS PAID TO COMMON STOCK SHAREHOLDERS FROM:
Net investment income	(0.27)	(0.54)	(0.55)	(0.55)	(0.65)	(0.70)
NET ASSET VALUE, END OF PERIOD	$10.04	$12.07	$12.04	$11.96	$11.73	$11.73
MARKET PRICE, END OF PERIOD	$9.77	$11.13	$11.18	$10.79	$10.72	$10.93
Total return based on NAV[2,3]	(14.62)%	5.30%	5.71%	7.29%	6.11%[4]	5.63%
Total return, based on Market Price[3]	(9.90)%	4.57%	8.81%	5.91%	4.07%	5.86%
NET ASSETS, END OF PERIOD (000s)	$421,020	$505,751	$504,471	$501,256	$491,566	$491,756
RATIOS TO AVERAGE NET ASSETS BASED ON COMMON SHARES OUTSTANDING:[5]
Gross expenses	1.13%[6]	1.09%	1.08%[7]	1.14%	1.28%	1.37%
Net expenses	1.13 [6]	1.09	1.07 [7,8]	1.14 [8]	1.28	1.37
Net investment income	7.32 [6]	6.47	6.38	6.36	6.12	6.17
PORTFOLIO TURNOVER RATE	31%	40%	23%	11%	7%	34%
AUCTION RATE CUMULATIVE PREFERRED STOCK:
Total Amount Outstanding (000s)	$250,000	$250,000	$250,000	$250,000	$250,000	$250,000
Asset Coverage Per Share	67,102	75,575	75,447	75,126	74,157	74,250
Involuntary Liquidating Preference Per Share[9]	25,000	25,000	25,000	25,000	25,000	25,000

[1]	For the six months ended November 30, 2008 (unaudited).
[2]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[3]

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	The prior investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would have been 6.02%.
[5]	Calculated on the basis of average net assets of common stock shareholders. Ratios do not reflect the effect of dividend payments to preferred stockholders.
[6]	Annualized.
[7]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.05%.

[8]	Reflects fee waivers and/or expense reimbursements.
[9]	Excludes accumulated and unpaid distributions.

See Notes to Financial Statements.

Western Asset Managed Municipals Fund Inc. 2008 Semi-Annual Report	17

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Managed Municipals Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to seek as high a level of current income exempt from federal tax as is consistent with preservation of principal.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Financial futures contracts. The Fund may enter into financial futures contracts typically to hedge a portion of the portfolio. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin, equal in value to a certain percentage of the contract amount (initial margin deposit). Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial instruments. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying financial instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the initial margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(b) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(c) Distributions to shareholders. Distributions from net investment income for the Fund, if any, are declared quarterly and paid on a monthly basis. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions

18	Western Asset Managed Municipals Fund Inc. 2008 Semi-Annual Report

of net realized gains, if any, are taxable and are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

In addition, the holders of the Auction Rate Cumulative Preferred Stock shall be entitled to receive dividends out of the funds legally available to shareholders.

(d) Net asset value. The net asset value (“NAV”) of the Fund’s Common Stock is determined no less frequently than the close of business on the Fund’s last business day of each week (generally Friday) and on the last business day of the month. It is determined by dividing the value of the net assets available to Common Stock by the total number of shares of Common Stock outstanding. For the purpose of determining the NAV per share of the Common Stock, the value of the Fund’s net assets shall be deemed to equal the value of the Fund’s assets less (1) the Fund’s liabilities, (2) the aggregate liquidation value (i.e., $25,000 per outstanding share) of the Auction Rate Cumulative Preferred Stock.

(e) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of November 30, 2008, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(f) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

2. Investment valuation

Effective June 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157 (“FAS 157”). FAS 157 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments
•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Western Asset Managed Municipals Fund Inc. 2008 Semi-Annual Report	19

Notes to financial statements (unaudited) continued

Securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various other relationships between securities. Futures contracts are valued daily at the settlement price established by the board of trade or exchange in which they trade. When prices are not readily available, or are determined not to reflect fair value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

	November 30, 2008	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Investments in Securities	$663,848,652	—	$663,848,652	—
Other Financial Instruments*	(1,034,470)	$(1,034,470)	—	—
Total	$662,814,182	$(1,034,470)	$663,848,652	—

*  Other financial instruments includes futures contracts.

3. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.55% of the Fund’s average daily net assets, plus the aggregate liquidation value of the Fund’s preferred stock.

LMPFA has delegated to Western Asset the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

Certain officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

20	Western Asset Managed Municipals Fund Inc. 2008 Semi-Annual Report

4. Investments

During the six months ended November 30, 2008, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$217,462,890
Sales	220,688,356

At November 30, 2008, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$ 13,394,531
Gross unrealized depreciation	(65,892,468)
Net unrealized depreciation	$(52,497,937)

At November 30, 2008, the Fund had the following open futures contracts:

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED LOSS
Contracts to Sell:
U.S. Treasury 30-Year Bonds	662	3/09	$83,360,186	$84,394,656	$(1,034,470)

5. Auction rate cumulative preferred stock

As of November 30, 2008, the Fund had 2,000 outstanding shares of each of Auction Rate Cumulative Preferred Stock (“ARCPS”) Series M, Series T, Series W, Series Th and Series F. The ARCPS’ dividends are cumulative at a rate determined at an auction and the dividend period is typically seven days. The dividend rate cannot exceed a certain maximum rate, including in the event of a failed auction, unless the Board of Directors of the Fund authorizes an increased maximum rate. Due to failed auctions experienced by the Fund’s ARCPS starting on February 14, 2008, the Fund paid the applicable maximum rate, which was calculated as 110% of the prevailing 30-day “AA” Financial Composite Commercial Paper Rate. The Fund may pay higher maximum rates if the rating of the Fund’s ARCPS were to be lowered by the rating agencies. The dividend rates ranged from 1.564% to 12.565% during the six months ended November 30, 2008. At November 30, 2008, the dividend rates in effect were as follows:

	Series M	Series T	Series W	Series Th	Series F
Dividend Rates	1.608%	1.564%	1.597%	1.597%	1.569%

The ARCPS are redeemable under certain conditions by the Fund, or subject to mandatory redemption if the Fund is in default of certain coverage requirements, at a redemption price equal to the liquidation preference, which is the sum of $25,000

Western Asset Managed Municipals Fund Inc. 2008 Semi-Annual Report	21

Notes to financial statements (unaudited) continued

per share plus accumulated and unpaid dividends. The ARCPS are otherwise not redeemable by holders of shares.

The Fund is required to maintain certain asset coverages with respect to the ARCPS. If the Fund fails to maintain these coverages and does not cure any such failure within the required time period, the Fund is required to redeem a requisite number of the ARCPS in order to meet the applicable requirement. Additionally, failure to meet the foregoing asset requirements would restrict the Fund’s ability to pay dividends to common stock shareholders.

Citigroup Global Markets Inc. (“CGM”) currently acts as the broker/dealer in connection with the auction of ARCPS. After each auction, the auction agent will pay to the participating broker/dealer, from monies the Fund provides, a participation fee at the annual rate of 0.25% of the purchase price of the ARCPS that the broker/dealer places at the auction. For the six months ended November 30, 2008, the Fund incurred auction participation fees of $313,580 for CGM’s services as the participating broker/dealer.

6. Distributions subsequent to November 30, 2008

On November 17, 2008, the Board of Directors declared three dividends, each in the amount of $0.045 per share, payable on December 26, 2008, January 30, 2009 and February 27, 2009 to shareholders of record on December 19, 2008, January 23, 2009 and February 20, 2009, respectively.

7. Capital loss carryforward

As of November 30, 2008, the Fund had a net capital loss carryforward of approximately $35,422,007, of which $9,690,049 expires in 2011 and $25,731,958 expires in 2013. This amount will be available to offset like amounts of any future taxable gains.

8. Recent accounting pronouncement

In March 2008, the Financial Accounting Standards Board issued the Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statements and related disclosures.

22	Western Asset Managed Municipals Fund Inc. 2008 Semi-Annual Report

Board approval of management and subadvisory agreements (unaudited)

Background

The Investment Company Act of 1940 (the “1940 Act”) requires that the Board of Directors (the “Board”) of Western Asset Managed Municipals Fund, Inc. (the “Fund”), including a majority of its members that are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, approve the continuation of the investment management contract (the “Management Agreement”) with the Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”) and the sub-advisory agreement (the “Sub-Advisory Agreement”) with the Manager’s affiliate, Western Asset Management Company (the “Subadviser”), on an annual basis. In response to a request by the Independent Directors, an in-person meeting of the Board was held on October 23, 2008 (the “Leadership Meeting”) with senior leadership of the Manager, the Subadviser and their corporate parent, Legg Mason, Inc. (“Legg Mason”) to discuss the investment advisory and other services provided to the Fund and other funds in the same complex under the Board’s supervision (the “Legg Mason Closed-End Funds”). During this Leadership Meeting, information was presented to the Board regarding, among other things, the Subadviser’s economic and financial markets outlook and its investment strategies given that outlook. Additionally, the Board received information regarding recent organizational changes and the continuing financial and other resources available to the Legg Mason organization to support its activities in respect of the Legg Mason Closed-End Funds. At a meeting (the “Contract Renewal Meeting”) held in-person on November 12 and 13, 2008, the Board, including the Independent Directors, considered and approved continuation of each of the Management and Sub-Advisory Agreements for an additional one-year term. To assist in its consideration of the renewals of the Management and Sub-Advisory Agreements, the Board received and considered a variety of information about the Manager and Subadviser, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board (together with the information provided at the Leadership and Contract Renewal Meetings, the “Contract Renewal Information”), certain portions of which are discussed below. A presentation made by the Manager and Subadviser to the Board at the Contract Renewal Meeting in connection with its evaluations of the Management and Sub-Advisory Agreements encompassed the Fund and all the funds for which the Board has responsibility. In addition to the Contract Renewal Information, the Board received performance and other information throughout the year related to the respective services rendered by the Manager and the Subadviser to the Fund. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and familiarity gained as members of the Board of the Fund and the other Legg Mason Closed-End Funds with respect to the services provided to the Fund by each of the Manager and Subadviser.

The discussion below covers both advisory and administrative functions being rendered by the Manager, each such function being encompassed by the Management Agreement, and the investment advisory function being rendered by the Subadviser.

Western Asset Managed Municipals Fund Inc.	23

Board approval of management and subadvisory agreements (unaudited) continued

Board approval of management agreement and sub-advisory agreement

In its deliberations regarding renewal of the Management Agreement and Sub-Advisory Agreement, the Fund’s Board, including the Independent Directors, considered the factors below.

Nature, extent and quality of the services under the management agreement and sub-advisory agreement

The Board received and considered Contract Renewal Information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadviser under the Management Agreement and the Sub-Advisory Agreement, respectively, during the past year. The Board also reviewed Contract Renewal Information regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the Contract Renewal Information and the Board’s discussions with the Manager at the Contract Renewal Meeting, the financial resources available to the Legg Mason organization.

The Board considered the responsibilities of the Manager and the Subadviser under the Management Agreement and the Sub-Advisory Agreement, respectively, including the Manager’s coordination and oversight of services provided to the Fund by the Subadviser and others.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Management Agreement and the Sub-Advisory Agreement have been satisfactory under the circumstances.

Fund performance

The Board received and considered performance information and analyses (the “Lipper Performance Information”) for the Fund, as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Performance Universe consisted of all funds (including the Fund) classified by Lipper as leveraged closed-end general municipal debt funds regardless of asset size. The Board noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark(s) and its peer funds as selected by Lipper.

24	Western Asset Managed Municipals Fund Inc.

The Lipper Performance Information comparing the Fund’s performance to that of its Performance Universe showed, among other things, that the Fund’s performance for the 1- and 3- year periods ended June 30, 2008 was in each case ranked first among the 55 funds in the Performance Universe for those periods; that its performance for the 5-year period ended June 30, 2008 was ranked ninth among the 53 funds in the Performance Universe for that period; and that its performance for the 10-year period ended June 30, 2008 was ranked nineteenth among the 38 funds in the Performance Universe for that period and was equal to the Performance Universe median. In considering the Lipper Performance Information, the Board further noted Management’s prior advice that the Fund did not utilize leverage until July 2002, making 10-year comparisons with funds included in the Performance Universe that did utilize leverage during that period difficult. The Board also considered the volatile market conditions during the past year and the Fund’s performance in relation to its benchmarks and in absolute terms.

Based on its review, which included consideration of all of the factors noted above, the Board concluded that the Fund’s performance supported continuation of the Management and Sub-Advisory Agreements.

Management fees and expense ratios

The Board reviewed and considered the management fee (the “Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadviser. The Board noted that the compensation paid to the Subadviser is paid by the Manager, not the Fund, and, accordingly, that the retention of the Subadviser does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

Additionally, the Board received and considered information and analyses prepared by Lipper (the “Lipper Expense Information”) comparing the Management Fee and the Fund’s overall expenses with those of funds in both a relevant expense group (the “Expense Group”) and a broader group of funds, each selected and provided by Lipper for the 1-year period ended June 30, 2008. The Expense Group consisted of the Fund and ten other leveraged closed-end general municipal debt funds, as classified by Lipper. The Expense Group funds had common assets ranging from $240.4 million to $610.9 million. Four funds in the Expense Group were larger than the Fund and six funds were smaller.

The Lipper Expense Information, comparing the Management Fee as well as the Fund’s actual total expenses to the Fund’s Expense Group showed that the Management Fee, whether on a contractual basis or an actual basis (i.e., giving effect to any voluntary fee waivers implemented by the Manager with respect to the Fund and by the managers of the other funds in the Expense Group), was at the median for the Expense Group based only upon common assets, but the actual management fees on the basis of common and leveraged assets was ranked eighth among the 11 funds in the Expense Group and was above the

Western Asset Managed Municipals Fund Inc.	25

Board approval of management and subadvisory agreements (unaudited) continued

Expense Group median. The Board noted that the Fund’s actual total expenses were below the median for the Expense Group on both a common assets only basis and on a common and leveraged assets basis, ranking second and third, respectively, among the 11 funds in the Expense Group.

The Board also reviewed Contract Renewal Information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts. The Board was advised that the fees paid by such other clients generally are lower, and may be significantly lower, than the Management Fee. The Contract Renewal Information discussed the significant differences in scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences required to manage these different types of accounts. The Contract Renewal Information included an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a proposed framework of fees based on asset classes.

Taking all of the above into consideration, the Board determined that the Management Fee and the Sub-Advisory fee were reasonable in light of the nature, extent and quality of all of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreement.

Manager profitability

The Board, as part of the Contract Renewal Information, received a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason funds complex as a whole. In addition, the Board received information with respect to the Manager’s revenue and cost allocation methodologies used in preparing such profitability data. In 2007, the Board received a report from an outside consultant that had reviewed the Manager’s methodologies and was assured by the Manager at the Contract Renewal Meeting that there had been no significant changes in those methodologies since the report was rendered. The profitability to the Subadviser was not considered to be a material factor in the Board’s considerations since the Subadviser’s fee is paid by the Manager, not the Fund. The profitability analysis presented to the Board as part of the Contract Renewal Information indicated that profitability to the Manager in providing services to the Fund had decreased by 1% over the period covered by the analysis. Under the circumstances, the Manager’s profitability was considered not excessive by the Board in light of the nature, extent and quality of the services provided to the Fund.

26	Western Asset Managed Municipals Fund Inc.

Economies of scale

The Board received and discussed Contract Renewal Information concerning whether the Manager realizes economies of scale if the Fund’s assets grow. The Board noted that because the Fund is a closed-end fund with no current plans to seek additional assets beyond maintaining its dividend reinvestment plan, any significant growth in its assets generally will occur through appreciation in the value of the Fund’s investment portfolio, rather than sales of additional shares in the Fund. The Board noted that, according to the Lipper Expense Information, the actual Management Fee is at the median of management fees paid by the other funds in the Expense Group. The Board determined that the management fee structure was appropriate under present circumstances.

Other benefits to the manager and the subadviser

The Board considered other benefits received by the Manager, the Subadviser and its affiliates as a result of their relationship with the Fund, including the opportunity to obtain research services from brokers who effect Fund portfolio transactions.

* * *

In light of all of the foregoing, the Board determined that, under the circumstances, continuation of the Management and Sub-Advisory Agreements would be consistent with the interests of the Fund and its shareholders and unanimously voted to continue each Agreement for a period of one additional year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve continuation of the Management and Sub-Advisory Agreements, and each Board member attributed different weights to the various factors. The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to the Contract Renewal Meeting, the Board received a memorandum discussing its responsibilities in connection with the proposed continuation of the Management and Sub-Advisory Agreements and the Independent Directors separately received a memorandum discussing such responsibilities from their independent counsel. Prior to voting, the Independent Directors also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager were present.

Western Asset Managed Municipals Fund Inc.	27

Additional shareholder information (unaudited)

Results of annual meeting of shareholders

The Annual Meeting of Shareholders of the Fund was held on September 25, 2008, for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the Meeting:

Election of directors

NOMINEES	COMMON SHARES VOTED FOR ELECTION	COMMON SHARES WITHHELD	PREFERRED SHARES VOTED FOR ELECTION	PREFERRED SHARES WITHHELD
Leslie H. Gelb	37,750,973	1,016,998	9,099	253
William R. Hutchinson	37,833,896	934,075	9,099	253
Riordan Roett	37,745,535	1,022,436	9,099	253

At November 30, 2008, in addition to Leslie H. Gelb, William R. Hutchinson and Riordan Roett the other Directors of the Fund were as follows:

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

R. Jay Gerken

Jeswald W. Salacuse

28	Western Asset Managed Municipals Fund Inc.

Dividend reinvestment plan (unaudited)

Under the Fund’s Dividend Reinvestment Plan (“Plan”), a shareholder whose shares of common stock are registered in his own name will have all distributions from the Fund reinvested automatically by American Stock Transfer & Trust Company (“AST”), as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in street name) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of AST as dividend paying agent.

The number of shares of common stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. When the market price of the common stock is equal to or exceeds 98% of the net asset value per share of the common stock on the determination date (generally, the record date for the distribution), Plan participants will be issued shares of common stock by the Fund at a price equal to the greater of 98% of net asset value or 95% of the market price of the common stock.

If the market price of the common stock is less than 98% of the net asset value of the common stock at the time of valuation (which is the close of business on the determination date), AST will buy common stock in the open market, on the NYSE or elsewhere, for the participants’ accounts. If following the commencement of the purchases and before AST has completed its purchases, the market price exceeds the net asset value of the common stock as of the valuation time, AST will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution in shares at a price equal to the greater of (a) 98% of net asset value as of the valuation time or (b) 95% of the then current market price. In this case, the number of shares received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. To the extent AST is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share purchase price paid by AST may exceed the net asset value of the common stock as of the valuation time, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in common stock issued by the Fund at such net asset value. AST will begin to purchase common stock on the open market as soon as practicable after the determination date for the dividend or capital gains distribution, but in no event shall such purchases continue later than 30 days after the payment date for such dividend or distribution, or the record date for a succeeding dividend or distribution, except when necessary to comply with applicable provisions of the federal securities laws.

Western Asset Managed Municipals Fund Inc.	29

AST maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common stock in the account of each Plan participant will be held by AST in uncertificated form in the name of the Plan participant.

Plan participants are subject to no charge for reinvesting dividends and capital gains distributions under the Plan. AST’s fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to shares of common stock issued directly by the Fund under the Plan. Each Plan participant will, however, bear a proportionate share of any brokerage commissions actually incurred with respect to any open market purchases made under the Plan.

Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by AST, with the Fund’s prior written consent, on at least 30 days’ written notice to Plan participants. All correspondence concerning the plan should be directed by mail to American Stock Transfer & Trust Company, 59 Maiden Lane, New York, New York 10038 or by telephone at 1 (877) 366-6441.

30	Western Asset Managed Municipals Fund Inc.

Western Asset Managed Municipals Fund Inc.

Directors	Investment manager
Carol L. Colman	Legg Mason Partners Fund Advisor, LLC
Daniel P. Cronin
Paolo M. Cucchi
Leslie H. Gelb	Subadviser
R. Jay Gerken, CFA	Western Asset Management Company
Chairman
William R. Hutchinson
Riordan Roett	Custodian
Jeswald W. Salacuse	State Street Bank and Trust Company
225 Franklin Street
Officers	Boston, Massachusetts 02110
R. Jay Gerken, CFA
President and Chief Executive Officer	Transfer agent
American Stock Transfer & Trust Company
Kaprel Ozsolak	59 Maiden Lane
Chief Financial Officer and Treasurer	New York, New York 10038

Ted P. Becker	Independent registered public accounting firm
Chief Compliance Officer	KPMG LLP
345 Park Avenue
Robert I. Frenkel	New York, New York 10154
Secretary and Chief Legal Officer
Legal counsel
Thomas C. Mandia	Simpson Thacher & Bartlett LLP
Assistant Secretary	425 Lexington Avenue
New York, New York 10017
Albert Laskaj
Controller	New York Stock Exchange Symbol
MMU
Steven Frank
Controller

Western Asset Managed Municipals Fund Inc.
55 Water Street
New York, New York 10041

Western Asset Managed Municipals Fund Inc.

WESTERN ASSET MANAGED MUNICIPALS FUND INC.

55 Water Street

New York, New York 10041

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market prices, shares of its Common Stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/cef and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Managed Municipals Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

American Stock

Transfer & Trust Company

59 Maiden Lane

New York, New York 10038

WASX010152 1/09 SR09-730

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF INCOME SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

    The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

    There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.
Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Managed Municipals Fund Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset Managed Municipals Fund Inc.

Date:	February 5, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset Managed Municipals Fund Inc.

Date:	February 5, 2009

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Western Asset Managed Municipals Fund Inc.

Date:	February 5, 2009